As filed with the Securities and Exchange Commission on March 7, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-03758

MATRIX ADVISORS VALUE FUND, INC.
(Exact name of registrant as specified in charter)

747 Third Avenue, 31st Floor, New York, NY 10017
(Address of principal executive offices) (Zip code)

David A. Katz
747 Third Avenue, 31st Floor
New York, NY  10017
(Name and address of agent for service)

1(800) 366-6223
Registrant's telephone number, including area code

Copies to:

Carol Gehl
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI 53202

Date of fiscal year end: June 30

Date of reporting period: December 31, 2013

Item 1. Reports to Stockholders.

February 11, 2014

Dear Fellow Shareholder,

The Matrix Advisors Value Fund posted a gain of +11.16% for the fourth quarter, ending one of the strongest years for the stock market since 1997.  For the calendar year, the fund gained a strong +40.93%. These results compare with the S&P 500 Index’s increase in the fourth quarter of +10.51%, and full calendar year gain of +32.39%.

Disclosure Note:

For your information, for the period ended December 31, 2013, the Fund’s average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors’ involvement  with the Fund were 40.93%, 15.75%, 4.39% and 7.94%, respectively. For the same periods the returns for the S&P 500 Index were 32.39%, 17.94%, 7.41% and 7.88%, respectively.

Gross Expense Ratio:	1.18%
Net Expense Ratio:	0.99%**

** The Advisor has contractually agreed to reduce fees through 10/31/14.

Performance data quoted  represents past performance;  past performance  does not guarantee future results. The investment return and principal value of an investment will fluctuate  so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current  performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com.  The Fund imposes a 1.00% redemption  fee on shares held for 60 days or less. Performance  data does not reflect the redemption  fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund  on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

The Fund’s Net Asset Value on 12/31/13 was $57.15.

It was another solid quarter for the Fund, as the market’s return to a fundamental orientation - with its focus on the relative merits of individual companies - played very well to our strengths.

The 4th quarter also closed out a particularly strong year for the Fund, one in which we had very favorable absolute gains and where we were able to reverse the entire underperformance of the previous year.

As we discuss in the following commentary, while we do expect some bumps and stock market volatility in the upcoming year, we believe the Fund is well positioned to add to its strong 2013.

While the Fund had robust gains for the year, we were able to achieve them in a very tax efficient manner and did not have any realized capital gains for the year. As a result, no capital gains were distributed.

As we frequently  mention, the Matrix partners and associates have meaningful investments in the Fund, and our financial interests are fully aligned with our shareholders. We will continue to strive to make the Fund a strong investment vehicle for all shareholders. As always we thank you for your continued confidence and support of the Fund.

Best wishes for a healthy, happy and prosperous new year.

Sincerely,

David A. Katz, CFA
Fund Manager

______________
Past performance is not a guarantee of future results.

Please refer to the Schedule of Investments in this report for details on Fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies which involves additional risks such as limited liquidity and greater volatility.

Diversification does not assure a profit nor protect against loss in a declining market.

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

Matrix Advisors Value Fund, Inc.
Capital Markets Commentary and Quarterly Report:
4th Quarter and 2013 Annual Review

The stock market closed out a remarkable year with another strong quarter.

Once again the market showed its resilience in handling potentially unnerving macro issues, such as a short term shut down of the Federal government, the prospect of a default-inducing debt ceiling crisis, and the uncertainties as to the Federal Reserve’s policies. In each case, market reactions were fairly mild, and when greater clarity was achieved, the market reacted buoyantly.

It was also another strong quarter for the Matrix Advisors Value Fund, both absolutely and relatively. As has been the case all year, the ongoing fundamental orientation of the market – with its focus on the relative merits of individual companies - played very well to our strengths.

Semi-Annual Review

The strong 4th quarter combined with the solid July to September period led to a very favorable start to our current fiscal year. For the six month period ending December 31, 2013, the Fund increased +16.61%, compared to a gain of +16.31% for the S&P 500.

As many of the drivers for the past six months were present throughout the full calendar year, we will expand upon the past six months in our Quarterly and Annual Review discussion below.

Quarterly Review and 2013 Overview

The 4th quarter closed out a particularly strong year for the Fund, in which the entire underperformance of the previous year was reversed. For the quarter the Fund gained +11.16%, compared to the S&P 500’s increase of  +10.51%.  For the full calendar year, the Fund increased by +40.93%, versus an increase of +32.39% for the S&P 500 Index.

In many ways, 2013 was a vindication of many of the things that we had been talking about in the period that preceded it, especially the disconnect between the growing business strength of certain sectors, industries and companies, and their stock prices.

The year also was a vindication of Value investing as a discipline. In the two previous years, many of the traditional metrics, criteria and drivers of stock valuation employed by Value investors did not seem to be impacting stock prices. For 2013, however, those factors once again proved to be highly effective in raising valuations closer to more normal levels.

Basically, as the market’s mindset returned to looking at the economy and the world on an ongoing basis rather than obsessing about potential crises, business fundamentals, earnings and cash flow carried the day.  In that environment, stocks posted very healthy gains.

Through a Glass Clearly: Reviewing our Predictions for 2013

We are very pleased that we were on target for basically all of our significant predictions for the year. That our forecast for 2013 came to pass was particularly noteworthy  as we had been upbeat in our thinking on many areas of the U.S. and global economy during a period that began with great uncertainty.

Most importantly, the outlook and environment that we had envisioned played out and translated into very solid stock market returns, and even better Fund returns.

We were spot on in our upbeat assessments of the U.S. housing market, European economies bottoming and entering a recovery mode, China continuing with healthy growth, improving job creation here and modestly better U.S. corporate earnings. While we had concerns with U.S. Government uncertainties, we didn’t expect those issues to derail the economy or the stock market. And finally, we thought that these assessments, taken all together, would provide a healthy backdrop for the U.S. stock market.

Batter Up: Our Fearless Predictions for 2014

In 2014, we expect that the U.S. economy should continue to grow, and as the year unfolds, it is likely that the growth should accelerate thanks in part to a continued housing recovery and an upswing in U.S. manufacturing. We think that after a number of years of struggling, our economy should enter a self-sustaining up cycle.

This environment should allow the Fed to continue to taper and wind down its bond buying program by year- end.  As we enter the back half of the year, we expect more discussion about when the Fed will end its zero interest rate policy.

Regardless of the timing of the Fed ending this policy, we expect that bond yields will rise this year, based on continued economic progress and in anticipation of Fed policy changes.

We believe international economies should continue to recover from the near cataclysms of 2011-2012. Europe should see modest growth, which should provide a positive tailwind for U.S. companies operating there, and Chinese growth should continue at a healthy level.

As for the U.S. stock market, we believe it should be a year of positive returns but most likely in line with historic averages. We expect far greater volatility along the way and expect intermittent pullbacks and volatility like we have seen early this year. We believe all boats will not rise with the tide as they did in 2013; rather, it will be a year when good stock selection will be critical.

Importantly from our perspective, fundamental considerations on a company by company basis should still predominate, and that should continue to benefit the Matrix Advisors Value Fund on a relative basis. All in all, we look for reasonable gains in the stock market, and we feel we should be able to build on our equity success of this past year.

Fund Performance:

The Quarter in Review

While most of our sectors performed well during the 4th quarter, there were significant disparities among them. It was a bounce-back quarter for Consumer Staples, Financial and Technology stocks; conversely, Energy stocks, which lagged earlier in the year and shined in the 3rd quarter, were anemic in the 4th quarter.

Consumer Staples were paced by both CVS Caremark and Archer Daniels Midland, while Financials were boosted in particular by Charles Schwab, Morgan Stanley and American Express. Technology stocks were led by a resurgent Hewlett Packard, as well as Corning and Microsoft.

Johnson Controls continued to be a strong performer within the Consumer Discretionary sector.

During the quarter, we profitably sold our position in Emerson Electric as it reached its fair value, and also scaled back into strength our holdings in American Express, Archer Daniels Midland, Johnson Controls and Charles Schwab.

Over the period we began a new position in Hologic Inc. Hologic is the industry leader in women’s healthcare testing and monitoring procedures, including 3D mammography testing equipment.

We also used some of the proceeds from the scale backs discussed above to add to our positions in Capital One Financial, Caterpillar Inc., Cisco Systems Inc., DuPont, Kellogg Company, McDonald’s Corp., Qualcomm, Schlumberger Ltd., and TE Connectivity.

Looking forward, while we are certainly pleased with our results for 2013, we are very aware that we still have more work to do in order to offset our lagging performance in 2011.

As we enter 2014, we believe the Fund is poised to add to its gains of the past year. The companies we hold have strong management teams, are leaders in their respective industries, and should continue to benefit from an improving economy.

*         *         *

As we do at the end of each year, we devote this year’s installment of Ideas About Investing to some of the lessons to be gleaned from the previous year. We invite you to read on.

We want to wish each of you all the best for the New Year. We are truly grateful for your confidence and trust, and we pledge our utmost to maintain them.

Please call any of us at 212 486-2004 or 800 366-6223 with any questions. Best regards.

Ideas About Investing
A Quarterly Quest for Investment Enlightenment

Looking back at 2013: Lessons Learned and Wisdom Hopefully Gained

As we do each year, we take this opportunity of closing out the old year and welcoming in the new one to take a retrospective glance at some of the more enduring lessons to be gleaned from the events of last year.

1.     At the end of the day, the stock market is still about the fundamentals of individual businesses.

One of the great legends of Value investing, Benjamin Graham, noted that sometimes the stock market acts as a “voting machine,” but ultimately it really is a “weighing machine.” What he meant is that on a short term basis there can be emotions, sentiment or extraneous factors that determine market activity, but, at the end of the day, the market exists to weigh the relative merits of particular companies.

This past year saw a much anticipated return to the weighing machine function of the market, after two years during which the market was focused on other factors, particularly macro-economic and geo-political. In that environment, corporate fundamentals took a back seat to other considerations. Analysis concerning individual companies was not much of a determining factor as to whether those companies would perform well in the market or not.

While that was frustrating, it did set the stage for the return to a fundamental focus. Like the ever-tightened spring, the continued disconnect between the success of individual businesses and their stock prices only assured a more intense re-calibration once the market mindset returned to fundamentals.

This reversion to normalcy was a great contributor to overall market performance in 2013, and, in particular, to our own strong bounce back.

While in retrospect the move back to fundamentals sounds like it was inevitable, benefiting from that move required a tenacity and persistence that at times was challenging to maintain. The willingness to endure difficult markets because of underlying conviction in the fundamental soundness of one’s positions is itself a lesson that needs to be learned and applied every year.

2.     In reality, there are no reliable indicators that signal the direction the stock market will take.

Stock investors intent on using economic or geo-political news to “time” the market in 2013 were taught, once again, the economic pain of being out of the market:

●
In  late  2012,  the  so-called  “fiscal  cliff”,  set  to  occur  at  midnight  on  12/31,  looked  to  bring  economichavoc if it was not resolved. An investor who exited the stock market on 12/30/12 would have missed a 4.3% advance in the S&P 500 over the next 2 trading days, and conceivably more, in that the S&P 500 advanced 10.6% for the entire 1st quarter.

●
In May, the Fed announced it would begin a program to reduce quantitative easing by scaling back its bond purchases over time.  An investor who exited the stock market at the end of May and remained uninvested would have missed the 16.3% advance in the 2nd half of 2013.

●
The end of September brought both a Government shutdown and another budget crisis with seemingly no resolution in sight.  An investor who exited the stock market at the end of September would have missed the 10.5% advance in the 4th quarter.

Stock market history is replete with examples of the difficulty in trying to time the market, not only because there are no reliable indicators, but because successful timing demands that an investor make two correct decisions: when to get out and when to get back in.   In addition, in many cases, by the time there is a perception that the problem has been resolved or will not be as material as feared, stocks have already had the lion’s share of their potential rally.
By far, we believe the best approach for long-term investors is to remain invested in a well-diversified portfolio that balances your need for growth, income and general risk tolerance.

3.     Investment Bubbles come in all shapes and sizes, and never go out of fashion.

Even with the sober rationality that a fundamental market brings with it, and even in the wake of the ongoing recovery from the destructive real estate bubble of the past decade, there is, and probably always will be, the siren lure of an investment idea that seems like a sure thing, the next great home run.

Channeling their inner Ralph Kramden, investors find such get rich quick ideas to be irresistible, to the point of mania. In 2013, the bubble du jour was Bitcoin, and by extension the whole idea of electronic scrip.

Bitcoin is a particularly puzzling bubble, as there has been this growing tide of sentiment that somehow this mysterious “pseudo-money” would become a widely used substitute for the world’s government-backed currencies.

There’s just one big problem: there is no intrinsic value to the Bitcoin and its price is merely set by the investor excitement of the day. As this important reality takes hold, the mania for Bitcoin, and possible other copycats, is destined to abate. In the meantime however, people fell in love with an idea, and were willing to bid up the value of a Bitcoin to the stratosphere.

Bitcoin has been compared to the “Holland Tulip Bulb Mania” of the 17th century. But in fairness, the owners of tulip bulbs at least had beautiful flowers to show for it every year. Our prediction is that Bitcoin owners will be left with far less than that.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management  fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical  expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund  and other funds. To  do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% Return Before Expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL	HYPOTHETICAL PERFORMANCE
EXPENSE EXAMPLE	PERFORMANCE	(5% RETURN BEFORE EXPENSES)
Beginning Account Value (7/1/13)	$1,000.00	$1,000.00

Ending Account Value (12/31/13)	$1,166.10	$1,020.21

Expenses Paid During Period1	$ 5.41	$ 5.04

1 Expenses are equal to the Fund’s annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SECTOR BREAKDOWN
Consumer Discretionary	4.7%
Consumer Staples	12.2%
Energy	15.9%
Financials	28.5%
Health Care	14.5%
Industrials	2.7%
Information Technology	18.9%
Materials	2.5%
99.9%
Short-Term Investments, net of Other Liabilities	0.1%
Total Investments	100.0%

The table above lists sector allocations as a percentage of the Fund’s total investments as of December 31, 2013.

Schedule of Investments
Decmeber 31, 2013 (Unaudited)

SHARES		VALUE

COMMON STOCKS - 99.9%

BANK (MONEY CENTER): 4.1%
54,000	JPMorgan Chase & Co.	3,157,920

BANK (PROCESSING): 4.5%
36,300	State Street Corp	2,664,057

BANK (REGIONAL): 3.2%
65,000	BB&T Corp.	2,425,800

BANK (SUPER REGIONAL): 3.9%
66,500	Wells Fargo & Co.	3,019,100

BEVERAGES: 3.2%
13,000	PepsiCo, Inc.	1,078,220
32,500	The Coca-Cola Co.	1,342,575
		2,420,795
CHEMICALS: 2.5%
29,000	EI du Pont de Nemours & Co.	1,884,130

COMPUTER SOFTWARE AND SERVICES: 3.3%
67,700	Microsoft Corp.	2,534,011

COMPUTERS AND PERIPHERALS: 2.3%
64,000	Hewlett-Packard Co.	1,790,720

DIVERSIFIED OPERATIONS: 2.2%
32,200	Johnson Controls, Inc.	1,651,860

DRUG (GENERIC): 2.8%
54,000	Teva Pharmaceutical Industries, Ltd. - ADR	2,164,320

DRUG STORE: 2.7%
28,600	CVS Caremark Corp.	2,046,902

ELECTRICAL COMPONENT: 6.7%
144,500	Corning, Inc.	2,574,990
47,000	TE Connectivity Ltd	2,590,170
		5,165,160

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments
December 31, 2013 (Unaudited) – Continued

SHARES		VALUE
FINANCIAL SERVICES: 4.5%
19,300	American Express Co.	$1,751,089
22,500	Capital One Financial Corp.	1,723,725
		3,474,814
FOOD PROCESSING: 2.3%
41,000	Archer Daniels Midland Co.	1,779,400

FOOD PROCESSING (RETAIL): 1.0%
12,000	Kellogg Co.	732,840

HOUSEHOLD PRODUCTS: 3.1%
29,500	The Procter & Gamble Co.	2,401,595

INSURANCE (DIVERSIFIED): 4.0%
57,500	MetLife, Inc.	3,100,400

MACHINERY: 2.7%
23,200	Caterpillar, Inc.	2,106,792

MEDICAL SUPPLIES: 8.8%
79,200	Hologic, Inc. *	1,770,120
26,700	Johnson & Johnson	2,445,453
27,500	Zimmer Holdings, Inc.	2,562,725
		6,778,298
OIL/GAS (DOMESTIC): 3.3%
41,500	Devon Energy Corp.	2,567,605

OIL & GAS SERVICES: 3.6%
31,000	Schlumberger Ltd.	2,793,410

PETROLEUM (INTEGRATED): 2.9%
17,500	Chevron Corp.	2,185,925

PETROLEUM (PRODUCING): 6.0%
29,300	ConocoPhillips	2,070,045
27,000	Occidental Petroleum Corp.	2,567,700
		4,637,745

The accompanying notes to the financial statements are an integral part of this schedule.

Schedule of Investments
December 31, 2013 (Unaudited) – Continued

SHARES		VALUE
PRECISION INSTRUMENTS: 2.8%
19,600	Thermo Fisher Scientific, Inc.	$2,182,460

RESTAURANTS: 2.6%		1,989,115
20,500	McDonald's Corp.

SECURITIES BROKERAGE: 5.3%
77,000	Morgan Stanley	2,414,720
65,000	The Charles Schwab Corp.	1,690,000
		4,104,720
SEMICONDUCTORS: 3.3%
34,000	QUALCOMM, Inc.	2,524,500

TELECOMMUNICATIONS (EQUIPMENT): 3.9%
113,000	Cisco Systems, Inc.	2,536,850

TOTAL COMMON STOCKS (Cost $54,179,106)		$76,821,244

SHORT TERM INVESTMENTS: 0.1%
78,877	Fidelity Institutional Money Market Portfolio	78,877

TOTAL SHORT TERM INVESTMENTS (Cost $78,877)		78,877

TOTAL INVESTMENTS (Cost $54,179,106): 100.0%		76,900,121
LIABILITIES IN EXCESS OF OTHER ASSETS: (0.0)%		(14,616)
TOTAL NET ASSETS: 100.0%		$76,885,505
____________
* Non-Income Producing
ADR – American Depository Receipt.

The accompanying notes to the financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
At December 31, 2013 (Unaudited)

ASSETS:
Investments in securities, at value (cost $54,257,983)	$76,900,121
Receivables:
Securities Sold	25,900
Fund shares sold	6,377
Dividends and Interest	68,196
Prepaid expenses	9,487
Total assets	77,010,081

LIABILITIES:
Payables:
Fund shares repurchased	23,288
Investments purchased	26,749
Due to Advisor	38,548
Other accrued expenses and liabilities	35,991
Total liabilities	124,576
NET ASSETS	$76,885,505

Number of shares, $0.01 par value, issued
and outstanding (unlimited shares authorized)	1,345,418

Net Asset Value, Offering Price and Redemption Price Per Share	$57.15

COMPOSITION OF NET ASSETS:
Paid in capital	$68,077,710
Accumulated net loces	(7,196)
Accumulated net realized loss on investment	(13,827,147)
Net unrealized appreciation on investments	22,642,138
Net Assets	$76,885,505

The accompanying notes to the financial statements are an integral part of this schedule.

Statement of Operations
For the Year Ended December 31, 2013 (Unaudited)

INVESTMENT INCOME

INCOME
Dividend income (net of foreign taxes withheld of $4,963)	$789,683
Interest income	37
Total income	789,720

EXPENSES
Advisory fees	268,548
Administration fees	44,757
Shareholder servicing and accounting fees	29,756
Professional fees	26,489
Federal and State registration fees	14,111
Custodian fees	9,881
Reports to shareholders	7,996
Directors’ fees and expenses	5,005
Other expenses	8,494
Total operating expenses	415,037
Less: Expense reimbursement by Advisor	(60,555)
Net expenses	354,482
Net investment income	435,238

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on investments	2,686,396
Net change in unrealized appreciation on investments	7,706,949
Net realized and unrealized gain on investments	10,393,345
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,828,583

The accompanying notes to the financial statements are an integral part of this schedule.

	SIX MONTHS	YEAR
	ENDED	ENDED
Statement of Changes in Net Assets	December 31, 2013	JUNE 30, 2013
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$435,238	$807,493
Net realized gain (loss) on investments	2,686,396	(5,981,711)
Net change in net unrealized appreciation on investments	7,706,949	17,645,936
Net increase in net assets resulting from operations	10,828,583	12,471,718

DISTRIBUTIONS TO SHAREHOLDERS:
FROM NET INVESTMENT INCOME	(840,548)	(916,430)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,974,464	3,375,846
Proceeds from reinvestment of distributions	749,306	882,922
Cost of shares redeemed	(4,487,651)	(30,733,833)
Redemption fees	700	212
Net increase from capital share transactions	6,236,819	(26,474,853)
Total increase (decrease) in net assets	16,224,854	(14,919,565)

NET ASSETS
Beginning of period	60,660,651	75,580,216
End of period	$76,885,505	$60,660,651
Undistributed net investment income/(accumulated net losses)	$(7,196)	$398,114

CHANGE IN SHARES
Shares outstanding, beginning of period	1,223,871	1,868,981
Shares sold	191,918	74,662
Shares issued on reinvestment of distributions	13,402	21,102
Shares redeemed	(83,773)	(740,874)
Shares outstanding, end of period	1,345,418	1,223,871

The accompanying notes to the financial statements are an integral part of this schedule.

Financial Highlights
For a capital share outstanding throughout each year/period

	SIX MONTHS ENDED DECEMBER 31,		YEARS ENDED JUNE 30,
	2013		2013	2012	2011	2010	2009
	(Unaudited)

Net asset value, beginning of year/period	$49.56		$40.44	$44.29	$34.64	$32.04	$44.14

Income (loss) from investment operations:
Net investment income	0.33 (a)		0.59 (a)	0.48	0.26	0.18	0.47
Net realized and unrealized gain (loss) on investments	7.89		9.26	(3.99)	9.62	2.69	(12.31)
Total from investment operations	8.22		9.85	(3.51)	9.88	2.87	(11.84)

Less:
Dividends from net investment income	(0.63)		(0.73)	(0.34)	(0.23)	(0.27)	(0.26)
Paid-in capital from redemption fees (Note 2)	0.00 (b)		0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year/period	$57.15		$49.56	$40.44	$44.29	$34.64	$32.04
Total return	16.61%	(d)	24.69%	(7.88)%	28.55%	8.87%	(26.72)%

Ratios/supplemental data:
Net assets, end of year/period (millions)	$7.69		$60.7	$75.6	$97.4	$82.8	$81.6

Ratio of operating expenses to average net assets:
Before expense reimbursement	1.16%	(c)	1.18%	1.15%	1.16%	1.38%	1.44%
After expense reimbursement	0.99%	(c)	0.99%	0.99%	0.99%	0.99%	0.99%

Ratio of net investment income to average net assets:
Before expense reimbursement	1.05%	(c)	1.18%	0.98%	0.42%	0.07%	0.90%
After expense reimbursement	1.22%	(c)	1.37%	1.14%	0.59%	0.46%	1.34%
Portfolio turnover rate	13%	(d)	15%	19%	25%	20%	59%

________________
(a) Calculated using the average shares method.
(b) Less than $0.01.
(c) Annualized
(d) Not Annualized

The accompanying notes to the financial statements are an integral part of this schedule.

Notes to the Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A.    Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency shall be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally shall be determined prior to the close of the New York Stock Exchange (the “NYSE”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price.

Securities for which quotations are not  readily available  are stated at their respective  fair values as determined in good faith by a valuation committee of the Advisor in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value (“NAV”) per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B.    Shares Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share. The Fund will assess a 1.00% fee on redemptions of Fund shares purchased and held for 60 days or less. These fees are deducted from the redemptions proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

Notes to the Financial Statements (Unaudited), Continued

C.    Federal Income Taxes.

The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010 – 2012), or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.   Use of Estimates.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.    Reclassification of Capital Accounts.

United States Generally Accepted Accounting Priciples (“U.S. GAAP”) requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2013, the Fund has no permanent book-to-tax differences.

F.    Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on  the  trade date. Dividend income and  distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

Notes to the Financial Statements (Unaudited), Continued

G.   Indemnification Obligations.

Under the Fund’s organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that  contain a variety of representations and warranties that  provide general indemnifications. The  Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

H.   Line of Credit.

The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund’s borrowings cannot exceed the lesser of $15,000,000 or 33 1/3% of the net assets of the Fund. For the six months ended December 31, 2013, the Fund did not borrow under the line of credit.

I.      Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and determined that no events have occured that require disclosure.

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the “Advisor” or “Matrix”) to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual advisory fee, accrued daily, paid monthly, of 0.75% of the Fund’s average daily net assets. Prior to September 1, 2010, the investment advisory fee was 1.00% of average daily net assets.

The Advisor has contractually agreed to reduce its advisory fees and/or pay expenses of the Fund to ensure that the Fund’s total annual operating expenses (excluding  aquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary  expenses) will not exceed 0.99% of the Fund’s average daily net assets. In connection with this expense limitation, the Advisor is eligible to recover expenses waived after August 31, 2011, for three fiscal years following  the fiscal year in which the expenses were originally waived.

Notes to the Financial Statements (Unaudited), Continued

The Advisor will only be able to recover previously waived expenses if the Fund’s then current expense ratio is below the 0.99% expense cap. The Board of Directors of the Fund approved these changes at a meeting held on August 24, 2010. For the six months ended December 31, 2013, Matrix waived $60,555. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests reimbursement in subsequent fiscal years.

This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions  and/or expense payments made in the prior three fiscal years. Any such reimbursement  will be reviewed by the Fund’s Board of Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At December 31, 2013, the cumulative amount available for reimbursement that has been paid and/or waived is $478,272.  Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments.  The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30,
2014	2015	2016	2017
$169,455	$135,059	$113,203	$60,555

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the six months ended December 31, 2013, U.S. Bancorp Fund Services, LLC was paid $44,757, in its capacity as Fund Administrator. U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s Custodian. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., serves as the Fund’s principal underwriter.

The Chief Compliance Officer (“CCO”) receives no compensation from the Fund for her services; however, the Administrator  was paid $5,042 for the six months ended December 31, 2013 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2013, are as follows:

	Purchases	Sales
Common Stock	$ 15,501,911	$ 9,035,651

Notes to the Financial Statements (Unaudited), Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$45,957,477
Gross tax unrealized appreciation	16,236,976
Gross tax unrealized depreciation	(1,311,657)
Net tax unrealized appreciation on investments	14,925,319
Undistributed ordinary income	398,144
Undistributed long-term capital gains	—
Total Distributable Earnings	398,114
Other accumulated losses	(16,503,673)
Total Accumulated Earnings/Losses	$(1,180,240)

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

At June 30, 2013, the Fund has $8,130,057 of capital loss carryover which expires June 30, 2018 and $2,327,513 which expires June 30, 2017 and long-term capital loss carryover of $1,741,888 which does not expire. The Fund deferred, on a tax basis, late-year ordinary losses of $4,304,215.

The tax character of distributions paid during the six months ended December 31, 2013 and fiscal year ended June 30, 2013 were as follows:

	December 31, 2013	June 30, 2013

Distributions Paid From:	$839,520	$916,430
Ordinary Income*	$—	$—
Long-Term Capital Gain	$839,520	$916,430

___________
*      For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Notes to the Financial Statements (Unaudited), Continued

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Fund’s own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Notes to the Financial Statements (Unaudited), Continued

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2013. There were no transfers into or out of Level 1, Level 2 or Level 3 during the reporting period.

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Equity Common Stock*	$76,821,244	$—	$—	$76,821,244
Total Equity	$76,821,244	$—	$—	$76,821,244
Short-Term Investments	$78,877	$—	$—	$78,877
Total Investments in Securities	$76,900,121	$—	$—	$76,900,121

____________
*      Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  This information  is also available, without charge, by calling toll-free, 1-800-366-6223.

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between the Fund and the Advisor continues in effect from year to year, if such continuation is approved at least annually by the Fund’s Board of Directors at a meeting called for that purpose, or by vote of the holders of a majority of the Fund’s shares, and in either case, also by a vote of a majority of directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (the “Independent Directors”).

At a meeting held on August 29, 2013, the Board reviewed and discussed numerous documents that had been requested and provided prior to the meeting, including the Investment Advisory Agreement, a memorandum prepared by Fund counsel discussing in detail the Board’s fiduciary obligations and the factors they should  assess in considering the renewal of the Investment Advisory Agreement, information  provided by the Advisor in response to a request for information made on behalf of the Independent Directors by Fund counsel, including a copy of its Form ADV, and comparative information about the Fund’s performance, management fee and expense ratio, and other pertinent information. In addition, the Board received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information.

The Independent Directors met separately in executive session with counsel to consider the renewal of the Investment Advisory Agreement. Based on its evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory  Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors noted below.

Additional Information (Unaudited), Continued

1)    The nature, extent and quality of services provided  by the Advisor to the Fund.

The Directors reviewed the nature and extent of the services provided  by the Advisor under the terms of the Fund’s Investment Advisory Agreement and the quality of those services over the past year. The Directors noted that the services include managing  the investment and reinvestment of the Fund’s assets; the provision of reports to the Board regarding the Advisor’s performance of its obligations under the Investment Advisory Agreement; and the compensation of officers and directors of the Fund who are affiliated persons of the Advisor.  The Independent Directors evaluated these factors based on their direct experience with the Advisor and in consultation with Fund counsel. The Independent Directors also considered the Advisor’s compliance program, including risk management, and the efforts of the Fund’s CCO and the Advisor’s continued retention of an outside compliance consultant.  The Independent Directors concluded that the nature and extent of the services provided under the Investment Advisory Agreement were reasonable and appropriate in relation to the advisory fee and that the quality of services provided by the Advisor continues to be high. The Independent Directors reviewed the personnel responsible for providing  advisory services to the Fund and concluded, based on their experience and interaction with the Advisor, that:  (i) the Advisor was able to retain quality investment personnel; (ii) the Advisor exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreement; (iii) the Advisor was responsive to requests of the Directors; and (iv) the Advisor had kept the Independent Directors apprised of developments relating to the Fund and the industry in general. The Independent Directors also focused on the Advisor’s reputation, long-standing relationship with the Fund, and overall culture of compliance.

2)    Investment performance of the Fund and the Advisor.

The Board reviewed the investment performance of the Fund, both on an absolute basis and as compared  to a peer group for the year-to-date, one-year, three-year, five-year and ten-year periods ended June 30, 2013. The peer group was selected using data from Morningstar, Inc. based on a range of criteria including Morningstar classification (large value fund classification), primary distribution channel, load structure (no-load funds without 12b-1 plans), and asset size.  This peer group was compiled by the Fund’s administrator.  The Independent Directors observed that the Fund outperformed the peer group median for the year-to-date and one-year periods, but lagged for the three-year, five-year and ten-year periods.  The Board considered the portfolio commentary provided at each quarterly Board meeting and the Advisor’s analysis of the Fund’s performance. The Board noted continued discussions with the Advisor throughout the year regarding the Fund’s performance and the Advisor’s commitment to review the strategies and investment selection process for the Fund.  After considering all factors related to the performance of the Fund, the Board concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions.

3)    The cost of the advisory services and the profits to the Advisor from the relationship with the Fund.

In connection with the Board’s consideration of the level of the advisory fee, the Directors considered a number of factors. The Board considered the Fund’s advisory fee of 0.75% of the Fund’s average daily net assets and the Fund’s contractual limitation on total operating expenses (excluding acquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary expenses) of 0.99% of the Fund’s average daily net assets. The Directors compared the level of the advisory fee for the Fund against the advisory fees charged to:  (i) funds in the peer group; (ii) another mutual fund that is sub-advised by the Advisor; and (iii) other separately-managed accounts of the Advisor with investment strategies similar to the Fund’s investment strategy. The Directors also considered comparative total fund expenses of the Fund and the peer group.  The Directors acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the peer group fund agreements is often not apparent. In assessing this information, the Board considered both the comparative contractual rates as well as the level of the advisory fees after waivers and/or reimbursements.

Additional Information (Unaudited), Continued

The Board noted that the advisory fee of 0.75% charged by the Advisor was reasonable and was at the median and below average among the peer group, and the Fund’s total expense ratio (net of fee waivers) of 0.99% was below both the median and the average among the peer group.  The Board also noted that the Advisor provided significant subsidies to the Fund by limiting the Fund’s total expenses to 0.99%.  The Board considered that through these subsidies, the Advisor had reimbursed the Fund significant amounts during the previous three fiscal years. The Board also noted that the Advisor bears the cost for the fees associated with the Fund’s participation on various no-transaction  fee platforms. The Board also reviewed the schedules of fees charged to other advisory clients.  While the Board noted that the fees the Advisor charges for the mutual fund it sub-advises is lower than the Fund’s advisory fee, the Board recognized that the level of services required and risks involved in managing registered investment companies such as the Fund are significantly different from those for funds where the Advisor serves only as a sub-adviser. The Board noted the additional services provided to the Fund including, but not limited to, the provision of Fund officers and the supervision of the Fund’s other service providers such as U.S. Bancorp Fund Services, LLC. The Board noted that the average fee the Advisor charges for its large cap value separately managed equity accounts was slightly above the Fund’s advisory fee, primarily due to the differential in account size and the individual client service needs associated with separately managed accounts.

The Independent Directors also considered the profitability to the Advisor arising out of its relationship with the Fund.  In this regard, the Directors reviewed profitability data relating to the Advisor for the fiscal years ended June 30, 2012 and June 30, 2013.  The Independent Directors concluded that the profitability of the Fund to the Advisor was not excessive.  In light of all of these factors, the Board concluded that the level of the advisory fee was fair and reasonable.

4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Independent Directors considered that through fee waivers, the Advisor was in effect providing  access to economies of scale to the Fund and its shareholders that it may not have achieved until the Fund reached significantly higher asset levels. The Directors determined to periodically reassess whether the advisory fee appropriately  takes into account any such economies of scale.

Additional Information (Unaudited), Continued

5)    Benefits derived from the Advisor’s relationship with the Fund and other factors.

The Board considered the direct and indirect benefits that could be derived by the Advisor from its association with the Fund.  The Board concluded that the benefits the Advisor may receive appear to be reasonable and in many cases may benefit the Fund. The Board also discussed the Advisor’s practices regarding the selection and compensation of brokers that execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to the Advisor. The Independent Directors further discussed that although the Advisor, from time to time, and in accordance with its policy to seek best execution for its client trades, may utilize a particular broker in recognition of research or brokerage services provided to the Advisor, the Fund and the Advisor have not entered into any “third party” soft dollar arrangements with brokers whereby the Fund’s brokerage is directed to such brokers in return for research or brokerage services.

Based on a consideration of all of these factors in their totality, the Board, including all of the Independent Directors, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors described above that the Board deemed relevant and, therefore, renewal of the Investment Advisory Agreement was in the best interests of the Fund. The Board and the Independent Directors based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

       •  Information we receive about you on applications or other forms;

       •  Information you give us orally; and

       •  Information about your transactions with us or others.

We do not  disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non- public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

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Board of Directors
David A. Katz, CFA
Larry D. Kieszek
Robert M. Rosencrans
T. Michael Tucker
•
Investment Advisor
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017
(800) 366-6223
•
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Ste. 302
Milwaukee, WI 53212
•
Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
•
Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Ste. 100
Glendora, CA 91741
•
Independent Registered Public
Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Ste. 2400
Philadelphia, PA 19103
•
Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Semi-Annual Report MATRIX ADVISORS VALUE FUND, INC. December 31, 2013 747 Third Avenue, 31st Floor New York, NY 10017 Ticker Symbol: MAVFX Cusip: 57681T102

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 2, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By  /s/ David A. Katz
       David A. Katz, President

Date  March 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ David A. Katz
       David A. Katz, President

Date  March 5, 2014